Exhibit 10.28

MASTER PURCHASE AGREEMENT

This Master Purchase Agreement (this “Master Agreement”) is entered into this 27th day of September, 2006, by and among the parties identified on Exhibit C-1 attached hereto as the “Interest Owners” (the “Interest Owners”), with an address at c/o Larry Blumberg & Associates, Post Office 5566, Dothan, Alabama 36302; SUNBELT-CHM, L.L.C., an Alabama limited liability company, SUNBELT-CPA, L.L.C., an Alabama limited liability company, and SUNBELT-CTR, L.L.C., an Alabama limited liability company (collectively, the “Companies” and individually, a “Company”), with an address at c/o Larry Blumberg & Associates, Post Office 5566, Dothan, Alabama 36302; APPLE SEVEN HOSPITALITY OWNERSHIP, INC., a Virginia corporation whose mailing address is 814 East Main Street, Richmond, Virginia 23219 (“Buyer”); and LARRY BLUMBERG and BARRY KRASELSKY (collectively, the “Primary Obligors”).

WITNESSETH:

WHEREAS, each of the Companies owns one hotel in a portfolio of hotels located in Alabama and Mississippi, which portfolio consists of three (3) hotels under construction, as more particularly set forth in Exhibit A (collectively, “the Hotels” and individually a “Hotel”);

WHEREAS, each Company, the Interest Owners that constitute its members or shareholders, as applicable, and Buyer have entered into a Purchase Contract dated as of the date hereof, pursuant to which such Interest Owners have agreed to sell their respective interests in such Company to Buyer (collectively, the “Purchase Contracts” and individually a “Purchase Contract”);

WHEREAS, the Interest Owners, the Companies and Buyer desire to have a Master Agreement to insure the orderly sale and transfer of the Companies to Buyer, upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, the parties hereto agree as follows:

I. PURCHASE AND SALE.

1.1 Purchase Contracts. All of the terms and conditions of each Purchase Contract are incorporated herein by reference. Unless otherwise defined herein, all capitalized terms used in this Agreement shall have the respective meanings set forth in the Purchase Contracts. To the extent of any discrepancy between this Master Agreement and the Purchase Contracts, this Master Agreement shall be deemed to control.

1.2 Earnest Money Deposit; Right to Terminate Purchase Contracts.

(a) Within three (3) Business Days following the full execution and delivery of this Master Agreement and all of the Purchase Contracts, Buyer shall deposit the sum of Three Hundred Thousand Dollars ($300,000.00) in cash, certified bank check or by wire transfer of immediately available funds (the “Initial Earnest Money Deposit”) with the Title Company, as escrow agent (the “Escrow Agent”). If, pursuant to the provisions of Section 3.1 of the Purchase

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Contracts and Section 1.2(d) and Section 1.2(e) hereof, Buyer elects to terminate all of the Purchase Contracts, at any time prior to the expiration of the Review Period, then the Escrow Agent shall return the entire Initial Earnest Money Deposit to Buyer promptly upon written notice to that effect from Buyer.

(b) If Buyer has not elected to terminate all of the Purchase Contracts, or Buyer has closed on certain of the Purchase Contracts and has not elected to terminate all of the remaining Purchase Contracts, on or before the expiration of the Review Period, then Buyer, within three (3) Business Days after the expiration of the Review Period, shall deposit with the Escrow Agent the additional sum of Three Hundred Thousand Dollars ($300,000.00) in cash, certified bank check or by wire transfer of immediately available funds, which sum shall be held by Escrow Agent as additional earnest money (such additional sum and the Initial Earnest Money Deposit remaining after the expiration of the Review Period, together with all interest earned thereon, are collectively referred to as the “Earnest Money Deposit”).

(c) The Earnest Money Deposit shall be held by the Escrow Agent subject to the terms and conditions of an Escrow Agreement dated as of the date of this Agreement entered into by Sellers, Buyer and Escrow Agent, the form of which is attached hereto as Exhibit “B” (the “Escrow Agreement”). The Earnest Money Deposit shall be held in an interest-bearing account in a federally insured bank or savings institution reasonably acceptable to the Companies and Buyer, with all interest to accrue to the benefit of the party entitled to receive it and to be reportable by such party for income tax purposes. Buyer’s Federal Tax Identification Number is 20-3004860. Each Interest Owner’s Federal Tax Identification Number is set forth in Exhibit “C” hereto.

(d) Notwithstanding anything contained herein or in the Purchase Contracts to the contrary, if during the Review Period Buyer desires to terminate one or more, but not all, of the Purchase Contracts, Buyer shall notify the applicable Company(ies) in writing at least five on or before the expiration of the Review Period. Each such Company, in its sole discretion, may consent or not consent to the termination of its Purchase Contract during the Review Period. If any such Company consents to the termination of its Purchase Contract, an allocated amount of the Initial Earnest Money Deposit equal to $100,000.00 for each Purchase Contract so terminated shall be promptly refunded to Buyer. If any Company refuses to consent to the termination of its Purchase Contract, such Company shall so notify Buyer in writing within forty-eight (48) hours after the date on which the Company received written notice of Buyer’s request. If a Company refuses any such termination request, Buyer may elect to proceed to Closing on all of the Purchase Contracts not terminated or Buyer may terminate all, but not less than all, of the Purchase Contracts by so notifying the Companies in writing before the expiration of the Review Period. If Buyer elects to terminate all such Purchase Contracts by properly notifying the Companies as provided above, Buyer shall be entitled to the return of all of the Initial Earnest Money Deposit and any interest thereon, and in such case all of the parties to such Purchase Contracts shall be relieved from further liability to the others.

(e) After the expiration of the Review Period:

(i) subject to Section 1.2(f) below, if any of the conditions to Closing set forth in Section 9.1 of one or more Purchase Contracts are not satisfied and Buyer does not waive such condition(s), then, at Buyer’s option (A) Buyer may terminate such

MASTER PURCHASE AGREEMENT	PAGE 2

Purchase Contract(s) and proceed to Closing under all of the other Purchase Contracts, in which case an allocated amount of the Earnest Money Deposit equal to $200,000.00 for each Purchase Contract so terminated shall be promptly refunded to Buyer and the remainder of the Earnest Money Deposit shall be applied to the Purchase Price due under the remaining Purchase Contracts, or (B) Buyer may terminate all of the Purchase Contracts, in which case the entire Earnest Money Deposit shall be promptly refunded to Buyer and each of the parties shall be relieved from further liability to the other, except as otherwise expressly provided therein; and

(ii) if any of the conditions to Closing set forth in Section 9.2 of one or more of the Purchase Contracts are not satisfied and the applicable Interest Owners do not waive such condition(s), the Interest Owners may terminate all, but not less than all, of the Purchase Contracts (other than those which have already closed), in which case Buyer shall receive a prompt refund of the remaining Earnest Money Deposit and each of the parties shall be relieved from further liability to the other, except as otherwise expressly provided therein.

1.3 Joint and Several Liability. Notwithstanding anything contained in the Purchase Contracts to the contrary, the Primary Obligors hereby agree that each of them shall be jointly and severally liable with respect to all of the representations, warranties, indemnities and covenants of the Interest Owners and the Companies under all of the Purchase Contracts, and such joint and several liability shall not be limited, released, discharged or otherwise affected by (i) any provision in the Purchase Contracts limiting the liability of the Interest Owners to their respective percentage interests in the Companies, (ii) any waiver or release of any of the obligations of the Interest Owners or the Companies, (iii) any amendment or supplement to any of the Purchase Contracts, (iv) any change in the structure, existence or ownership of any of the Companies or the Interest Owners, or the filing or entry of a final order in any insolvency, bankruptcy, reorganization or other similar proceeding affecting any of the Companies, the Interest Owners or their respective assets or releasing any of the foregoing from any of its obligations under any of the Purchase Contracts, (v) the failure of Buyer to enforce any claim against the Company or any of the other Interest Owners (or his estate in a bankruptcy or other proceeding) or (vi) any other act, failure to act or delay of any kind by either or both of the Primary Obligors, any other Interest Owner, any of the Companies or Buyer which might, but for the provisions of this Section 1.3, constitute a legal or equitable discharge of the Primary Obligors’ joint and several obligations hereunder.

1.4. Contingent Reserve for Claims. Contingent reserves shall be established for the purposes and in the amounts specified below:

(a) Notwithstanding anything contained in the Purchase Contracts to the contrary, at the Closing of the last hotel (the “Initial Closing”), Buyer shall be entitled to hold in reserve from the Purchase Price for the Company owning the such hotel (the “Initial Courtyard Purchase Price”) the sum of Three Hundred Thousand Dollars ($300,000) (the “Post-Closing Reserve”) to pay for any Post-Closing Claims (as hereinafter defined) under the Purchase Contracts, as such sum may be reduced as hereinafter provided. For purposes of this Section 1.4, “Post-Closing Claims” shall mean any post-closing claim by Buyer under a Purchase Contract, including (i) all claims under Section 8.8(a) thereof, (ii) all adjustments under Article XII thereof

MASTER PURCHASE AGREEMENT	PAGE 3

and (iii) all other obligations of the Interest Owners thereunder that survive Closing, but only if such claim is asserted by Buyer within six (6) months after the Closing under such Purchase Contract (the “Post-Closing Claim Period”).

(b) Nothing contained in this Section 1.4 shall limit the personal liability of the Interest Owners for post-closing claims under a Purchase Contract to the extent the same may exceed in the aggregate the Post-Closing Reserve or to the extent the same may be asserted by Buyer after any applicable Post-Closing Claim Period, subject to any other limitations and conditions set forth in the Purchase Contracts or elsewhere in this Master Agreement.

II. AMENDMENT.

This Master Agreement may be amended, modified, or superseded, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, but only by a written instrument executed on behalf of all parties hereto or, in the case of a waiver, by the party waiving compliance.

III. NOTICES.

If notices are required for any reason hereunder, they shall be mailed by certified mail, return receipt requested, to the parties at the addresses below, in the manner provided in the Purchase Contracts:

Notices to the Companies or the Primary Obligors shall be addressed to:

c/o Larry Blumberg & Associates, Inc.

2733 Ross Clark Circle (36303)

Post Office Box 5566

Dothan, Alabama 36302

with a copy to:

William W. Hinesley, Esq.

Johnston, Hinesley, Flowers & Clenney, P.C.

P.O. Box 2246

Dothan, Alabama 36302

Notices to Buyer shall be addressed to:

Apple Seven Hospitality Ownership, Inc.

814 East Main Street

Richmond, Virginia 23219

ATTN: Sam Reynolds

ATTN: Legal Dept.

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IN WITNESS WHEREOF, each of the undersigned has caused its respective duly-authorized officer to execute this Contract as of the date indicated adjacent thereto:

SELLERS:

WITNESS:	SUNBELT-CHM, L.L.C.,
an Alabama limited liability company

/s/ Sharon S. Powel	By:	/s/ Larry G. Blumberg
		Its:	Manager

Date executed: 9-26-06

WITNESS:	SUNBELT-CTR, L.L.C.,
an Alabama limited liability company

/s/ Sharon S. Powel	By:	/s/ Larry G. Blumberg
		Its:	Manager

Date executed: 9-26-06

WITNESS:	SUNBELT-CPA, L.L.C.,
an Alabama limited liability company

/s/ Sharon S. Powel	By:	/s/ Larry G. Blumberg
		Its:	Manager

Date executed: 9-26-06

MASTER PURCHASE AGREEMENT	PAGE 5

BUYER:

APPLE SEVEN HOSPITALITY OWNERSHIP, INC., a Virginia corporation

By:	/s/ Justin Knight
	Its:	President

Date executed: September 27, 2006

PRIMARY OBLIGORS:

/s/ Larry G. Blumberg
Larry G. Blumberg

/s/ Barry Kraselsky
Barry Kraselsky

MASTER PURCHASE AGREEMENT	PAGE 6

EXHIBIT “A”

Hotels

Hattiesburg Courtyard by Marriott

Prattville Courtyard by Marriott

Trussville Courtyard by Marriott

MASTER PURCHASE AGREEMENT	PAGE 7

EXHIBIT “B”

Escrow Agreement

MASTER PURCHASE AGREEMENT	PAGE 8

EXHIBIT “C”

Federal Tax Identification Numbers of Interest Owners

Larry Blumberg Richard Blumberg Helen B. Lifland Robert Hayne Hollis, III Barry Kraselsky Watson & Downs Investments, L.L.C.	25.0 3.5 1.5 25.0 20.0 25.0	% % % % % %	Hattiesburg Courtyard
Larry Blumberg Richard Blumberg Helen B. Lifland Robert Hayne Hollis, III Barry Kraselsky Watson & Downs Investments, L.L.C. Elizabeth B. Donroe Melissa L. Blumberg Steve Becker	25.0 1.0 1.0 25.0 20.0 25.0 1.0 1.0 1.0	% % % % % % % % %	Prattville Courtyard Trussville Courtyard

MASTER PURCHASE AGREEMENT	PAGE 9

EXHIBIT “C-1”

Each of the undersigned Interest Owners is signing in his, her or its capacity as owner of an interest in each of the applicable entities listed below:

IN WITNESS WHEREOF, this Contract has been executed, to be effective as of the date first above written, by the parties hereto.

SUNBELT – CHM, L.L.C.
INTEREST OWNERS:

/s/ Larry G. Blumberg
Larry G. Blumberg

WATSON & DOWNS INVESTMENTS, L.L.C.,
an Alabama limited liability company

By:	/s/ John H. Watson
John H. Watson, a Manager

/s/ Richard Blumberg
Richard Blumberg

/s/ Robert Hayne Hollis III
Robert Hayne Hollis III

/s/ Barry Kraselsky
Barry Kraselsky

/s/ Helen B. Lifland

By:	/s/ Larry G. Blumberg
Its:	Attorney-in-Fact
Helen B. Lifland

BUYER:

APPLE SEVEN HOSPITALITY OWNERSHIP, INC., a Virginia corporation

By:	/s/ Justin Knight

EXHIBIT “C-1”

Page Two

IN WITNESS WHEREOF, this Contract has been executed, to be effective as of the date first above written, by the parties hereto.

INTEREST OWNERS:

/s/ Larry G. Blumberg
Larry G. Blumberg

WATSON & DOWNS INVESTMENTS, L.L.C.,
an Alabama limited liability company

By:	/s/ John H. Watson
John H. Watson, a Manager

/s/ Richard Blumberg
Richard Blumberg

/s/ Robert Hayne Hollis III
Robert Hayne Hollis III

/s/ Barry Kraselsky
Barry Kraselsky

/s/ Helen B. Lifland

By:	/s/ Larry G. Blumberg
Its:	Attorney-in-Fact
Helen B. Lifland

/s/ Elizabeth B. Donroe

By:	/s/ Larry G. Blumberg
Its:	Attorney-in-Fact
Elizabeth B. Donroe

/s/ Melissa L. Blumberg

By:	/s/ Larry G. Blumberg
Its:	Attorney-in-Fact
Melissa L. Blumberg

EXHIBIT “C-1”

Page Three

/s/ Steve Becker

By:	/s/ Larry G. Blumberg
Its:	Attorney-in-Fact
Steve Becker

BUYER:

APPLE SEVEN HOSPITALITY OWNERSHIP, INC., a Virginia corporation

By:	/s/ Justin Knight

EXHIBIT “C-1”

Page Four

IN WITNESS WHEREOF, this Contract has been executed, to be effective as of the date first above written, by the parties hereto.

INTEREST OWNERS:

/s/ Larry G. Blumberg
Larry G. Blumberg

WATSON & DOWNS INVESTMENTS, L.L.C.,
an Alabama limited liability company

By:	/s/ John H. Watson
John H. Watson, a Manager

/s/ Richard Blumberg
Richard Blumberg

/s/ Robert Hayne Hollis III
Robert Hayne Hollis III

/s/ Barry Kraselsky
Barry Kraselsky

/s/ Helen B. Lifland

By:	/s/ Larry G. Blumberg
Its:	Attorney-in-Fact
Helen B. Lifland

/s/ Elizabeth B. Donroe

By:	/s/ Larry G. Blumberg
Its:	Attorney-in-Fact
Elizabeth B. Donroe

/s/ Melissa L. Blumberg

By:	/s/ Larry G. Blumberg
Its:	Attorney-in-Fact
Melissa L. Blumberg

EXHIBIT “C-1”

Page Five

/s/ Steve Becker

By:	/s/ Larry G. Blumberg
Its:	Attorney - in- Fact
Steve Becker

BUYER:

APPLE SEVEN HOSPITALITY OWNERSHIP, INC., a Virginia corporation

By:	/s/ Justin Knight